UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2007

__________________________

ARROW INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-20212	23-1969991
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2400 Bernville Road, Reading, Pennsylvania	19605
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:    (610) 378-0131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARROW INTERNATIONAL, INC.

Item 2.02. Results of Operations and Financial Condition.

On March 27, 2007, Arrow International, Inc. issued a press release announcing its results of operations for its second fiscal quarter and six months ended February 28, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may otherwise be expressly stated in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated March 27, 2007 issued by Arrow International, Inc.

ARROW INTERNATIONAL, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW INTERNATIONAL, INC.

Date: March 27, 2007	By:/s/ Frederick J. Hirt

Frederick J. Hirt
Chief Financial Officer and
Senior Vice President-Finance
(Principal Financial Officer and
Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit	Method of Filing

99.1	Press release dated March 27, 2007 issued by Arrow International, Inc.	Furnished herewith.

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